UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                SCHEDULE 14A

       Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[x] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12


                       THE MAY DEPARTMENT STORES COMPANY
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               (Name of Registrant as Specified in its Charter)

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   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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MAY
The May Department Stores Company

                          YOUR VOTE IS IMPORTANT
                       PLEASE VOTE YOUR PROXY TODAY!

June 27, 2005

Dear Fellow Stockholders:

      We have previously mailed to you proxy materials in connection with the Annual Meeting of Stockholders of The May Department Stores Company scheduled to be held on July 13, 2005. Your vote is requested for this important meeting.

      According to our latest records, we have not yet received your proxy for this meeting. Your Board of Directors recommends that you vote "FOR" the adoption of the merger agreement and the transactions contemplated by the merger agreement, including the merger, and "FOR" the other annual meeting proposals.

      The proposed merger of Federated and May requires the approval of a majority of the outstanding shares of May common stock and ESOP preference shares, voting together as a single class. Accordingly, the vote of all stockholders is important. If a May stockholder does not vote, it has the same affect as voting against the merger agreement and the transactions contemplated by the merger agreement, including the merger. Please act today to vote your proxy!

      Please submit your vote in this important matter regarding the future of your investment - by voting by telephone, via the Internet, or by signing, dating and returning the enclosed proxy or voting instruction form in the postage-paid return envelope provided.

      Thank you for your cooperation and continued support.

Sincerely,

/s/ John L. Dunham

John L. Dunham
Chairman, President and Chief Executive Officer


                          IMPORTANT RECENT DEVELOPMENT

Institutional Shareholder Services (ISS), a leading independent proxy advisory firm that issues recommendations to institutional investors, recommended that stockholders of The May Department Stores Company vote "FOR" the merger proposal for the proposed merger with Federated Department Stores, Inc.

In making its recommendation, ISS concluded that, "Based on our review of the terms of the transaction ..., we believe that the merger agreement warrants shareholder support."

ISS is a leading provider of proxy voting and corporate governance services.


                              3 EASY WAYS TO VOTE

Help your company avoid the expense of further solicitation by voting today. You may use one of the following simple methods to vote your shares:

1. Vote by Telephone. Call the toll-free number listed for this purpose on your proxy or voting instruction form. Have your control number listed on the form ready and follow the simple instructions.

2. Vote by Internet. Go to the website listed on your proxy or voting instruction form. Have your control number listed on the form ready and follow the simple instructions.

3. Vote by Mail. Mark, sign, date and return your proxy or voting instruction form in the postage-paid return envelope provided.

                               PLEASE ACT TODAY

                                 YOUR VOTE IS
                                  IMPORTANT

Please help your company save additional solicitation costs by signing, dating and mailing your proxy or voting instruction form today. Remember, a failure to vote is equivalent to a vote against the merger agreement. Internet and telephone voting are also available. Please refer to your proxy or voting instruction form for instructions. Street name shareholders: Your broker or bank cannot vote your shares on the merger proposal unless it receives your specific instructions. Please return your vote immediately. If you have any questions or need assistance voting your shares, please call D. F. King & Co., Inc., who is assisting May, toll-free at 1-888-605-1957.

                   Additional Information and Where to Find It

In connection with the proposed merger, Federated Department Stores, Inc. ("Federated") has filed a registration statement on Form S-4 with the Securities and Exchange Commission (Registration No. 333- 123667), containing a definitive joint proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus as well as other filed documents containing information about May and Federated at http://www.sec.gov, the SEC's website. Free copies of May's SEC filings are also available on May's website at www.mayco.com, or by request to Corporate Communications, The May Department Stores Company, 611 Olive Street, St. Louis, MO 63101-1799. Free copies of Federated's SEC filings are also available on Federated's website at www.fds.com/corporategovernance.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

                         Participants in the Solicitation

May, Federated and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from May's or Federated's stockholders with respect to the proposed transaction. Information regarding the officers and directors of May is included in the joint proxy statement/prospectus. Information regarding the officers and directors of Federated is included in the joint proxy statement/prospectus. More detailed information regarding the identity of potential participants, and their interests in the solicitation, is also included in the joint proxy statement/prospectus.